                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                              -------------------

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                              -------------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
            OF A TRUSTEE PURSUANT TO SECTION 305 (b)(2)  _________

                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)


               100 Wall Street, New York, NY             10005
          (Address of principal executive offices)   (Zip Code)

                              -------------------

                           FOR INFORMATION, CONTACT:
                          Dennis Calabrese, President
                 First Trust of New York, National Association
                          100 Wall Street, 16th Floor
                              New York, NY  10005
                           Telephone:  (212) 361-2506

                              -------------------

                        CARPENTER TECHNOLOGY CORPORATION
              (Exact name of obligor as specified in its charter)

          Delaware                                 23-0458500
          (State or other jurisdiction of          (I. R. S. Employer
          incorporation or organization)           Identification No.)

          101 West Bern Street                     19601-1203
          Reading, Pennsylvania
          (Address of principal executive offices) (Zip Code)

                              -------------------

                                DEBT SECURITIES

Item 1.  GENERAL INFORMATION.

     Furnish the following information as to the trustee - -

     (a) Name and address of each examining or supervising authority to which it is subject.

                    Name                          Address
                    ----                          -------

               Comptroller of the Currency        Washington, D. C.

     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2.  AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16. LIST OF EXHIBITS.

     Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

     Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

     Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National
                   Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

     Exhibit 4.    By-Laws of First Trust of New York, National
                   Association, incorporated herein by reference to Exhibit 4 of Form T-1 Registration No. 333-34113.

     Exhibit 5.    Not applicable.

     Exhibit 6.    Consent of First Trust of New York, National
                   Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

     Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on September 30, 1997, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.    Not applicable.

     Exhibit 9.    Not applicable.



                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20 th day of January, 1998.

                                     FIRST TRUST OF NEW YORK,
                                        NATIONAL ASSOCIATION



                                     By: /s/ Catherine F. Donohue
                                         ---------------------------
                                         Catherine F. Donohue
                                         Vice President

                                                                       Exhibit 7
                                                                       ---------


                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/97

                                    ($000'S)

                                                9/30/97
                                              -----------
ASSETS
  Cash and Due From Depository Institutions    $ 36,355
  Federal Reserve Stock                           3,467
  Fixed Assets                                      753
  Intangible Assets                              76,047
  Other Assets                                    5,619
                                              -----------
     TOTAL ASSETS                              $122,241


LIABILITIES
  Other Liabilities                               7,592
                                              -----------
  TOTAL LIABILITIES                               7,592

EQUITY
  Common and Preferred Stock                      1,000
  Surplus                                       120,932
  Undivided Profits                              (7,283)
                                              -----------
     TOTAL EQUITY CAPITAL                       114,649

TOTAL LIABILITIES AND EQUITY CAPITAL           $122,241

==============================================================
To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, National Association



By:    /S/ Catherine F. Donohue
       ------------------------
       Vice President

Date:  January 20, 1998